Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™

Twin Disc, Incorporated
April 27, 2011

Safe Harbor Statement
This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on
 management’s current expectations that are based on
 assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these
 assumptions and actual performance. Investors are referred to
 Twin Disc’s fiscal year 2010 Annual Report and Form 10-K,
 “Management’s Discussion and Analysis of Financial Condition
 and Results of Operations - Forward-Looking Information,” which outlines certain risks regarding the Company’s forward-looking statements. Copies of the Company’s SEC filings may be
 obtained from the SEC, and are available on Twin Disc’s web site
 (www.twindisc.com), or by request from the Investor Relations department at the Company.

Twin Disc, Incorporated
April 27, 2011

Twin Disc At A Glance
• Founded in 1918
• Headquartered in Racine, WI
• ≈913 employees (FYE ‘10)
• TTM Revenues of $277M
 FY10 Revenues of $228M
 FY09 Revenues of $296M
 FY08 Revenues of $332M
• We are a global company
 – Well-known customers
 around the world
 – Mfg Operations in the U.S.,
 Italy, Belgium, Switzerland
 and Japan (JV)
 – World-wide distributor
 network
 – 65% of fiscal 2010 sales to
 international markets
2
1
1
#
Manufacturing location (# of facilities in each location)
Company owned distribution/service location
Purchasing/sourcing offices

Twin Disc, Incorporated
April 27, 2011
FY 2010 Financial Highlights
$ millions
$ millions
• Quarterly sequential sales &
 earnings improvement
 – Despite challenges, profitable for
 the full fiscal year

• Key Markets
 – Mega Yacht and European markets
 remained soft throughout fiscal 2010
 – ARFF, Military and Commercial Marine
 were steady
 – Sales in the Pacific Rim continued
 strong, at near record levels
 – Oil & gas markets experienced strong
 growth in 2nd half of fiscal year

Twin Disc, Incorporated
• Generated $35 million of cash
 from operating activities

• Reduced debt by $19.6 million,
 or 39%
 – Cash also increased $5.8 million, or 44%,
 to $19.0 million
• $25 million cost reduction and
 avoidance program fully implemented
 – announced in 2009’s 4th Fiscal
 Quarter
April 27, 2011
FY 2010 Financial Highlights
$ millions
$ millions

Twin Disc, Incorporated
April 27, 2011

Net Sales & Net Earnings
(First Nine Months)
• Sales up 31%
 – Oil & gas markets strong
 – Experienced continued softness in
 mega yacht and European markets
 – Prior year: seasonal and temporary
 plant shutdowns impacted Q1
 shipments
 – Asian markets continued at near
 record levels
• $11.2 million profit, up $12.7 million
 – Prior year includes extended plant
 shutdowns in Q1 at European and
 US manufacturing locations

Twin Disc, Incorporated
April 27, 2011

Marine & Propulsion Systems
• Pleasure Craft market
 continues soft worldwide
 – However, building share of
 market with new technology
• Work Boat market steady
 – Europe soft
 – North America showing
 improvement
 – Asia-Pacific moderating
• Patrol Boat market
 experiencing global growth
 – Asian market experiencing
 strong growth

Twin Disc, Incorporated
April 27, 2011
• Industrial markets showing
 modest growth
 – Agriculture, irrigation,
 recycling and construction
• ARFF and Military holding
 steady
 – ARFF: Continue to
 increase market share with
 ‘pump & roll’ transmissions
• Oil & Gas markets picking up
 – Orders increasing globally
 for 8500 & air clutches
 – New 7500 series finishing
 field tests, initial deliveries
 in Q4

Twin Disc, Incorporated
April 27, 2011

2006
48% International Sales
65% International Sales

Twin Disc, Incorporated
April 27, 2011

Managing Our Cost Structure
CAPEX
 • Investing in core competencies
 • Spent over $64 million over past 6 yrs

Twin Disc, Incorporated
Sourcing Offices
April 27, 2011
Managing Our Cost Structure
Low Cost
Lower Cost
Corporate HQ/Mfg
Mfg locations

Twin Disc, Incorporated
April 27, 2011

What Differentiates Us?
• Technology
 – Oil & Gas
 • 8500 Series
 – ARFF
 • “Pump & Roll”
 – Military
 • “Legacy” Contracts

 – Marine
 • Patented QuickShift®
 • Dynamic Positioning/DPII
 • Rolla CFD

Twin Disc, Incorporated
April 27, 2011

What Differentiates Us?
• 92+ Years of Proven Application Know-How
• Niche Market Focus
• Product/Market & Geographic Diversity
• Core Manufacturing Capabilities
#
Mfg location
Co.-owned dist.
3rd Party dist.
Service dealers

Twin Disc, Incorporated
Looking Ahead

Twin Disc, Incorporated
April 27, 2011

FY04
FY05
FY06
FY07
$ millions
Corporate Six Month Backlog
(Mfg Orders to be shipped in the next 6 months)
FY08
FY09
FY11
FY10
+131%

Twin Disc, Incorporated
April 27, 2011

Fiscal Year 2011/12 Outlook
• Mega Yacht & Europe - weakness expected to continue,
 modest growth off historic lows expected
• Industrial, ARFF & Military will remain stable, modest
 growth
• Oil & Gas - experiencing strong growth in demand
• Patrol Boat market expanding
• Asian market continues at near record levels
• New product launches: 7500 & Express Joystick System®
• Continued focus on working capital management
• Expect continued improvement into fiscal 2012

Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™

Twin Disc, Incorporated
Appendices

Twin Disc, Incorporated
April 27, 2011

Corporate Profile - Market Diversity
Pleasure Craft Market:

• Target Markets: High speed
 planing and displacement yachts
 from 50’ to 150’, diesel powered
• Products: Transmissions,
 Surface Drives, Propellers,
 Steering/Thruster/Trim Systems,
 Water Jets, Control Systems
• Channels: Engine OEMs &
 dealers, & boat builders
• Customers: CAT, CMD, MAN,
 MTU, Volvo / Azimuth, Baia,
 Ferretti, Maritimo, Palmer
 Johnson, Riviera, Sanlorenzo,
 Sunseeker
• Competition: ZF, Reintjes /
 Kamewa /Side Power, Ultraflex
Appendix I

Twin Disc, Incorporated
April 27, 2011

Corporate Profile - Market Diversity
Work Boat Market:

• Target Markets: planing and
 displacement vessels from 30’ to
 250’, diesel powered
• Products: Transmissions,
 Propellers, MCD’s, Water Jets,
 Controls
• Channels: Engine OEMs &
 dealers, boat builders &
 distribution
• Customers: CAT, Cummins,
 IVECO, Mitsubishi, Volvo /
 Damen / Sewart Supply
 (operators: Secor, Tidewater,
 Groupe Bourbon)
• Competition: ZF, Reintjes /
 Kamewa, Hamilton
Appendix II

Twin Disc, Incorporated
April 27, 2011

Corporate Profile - Market Diversity
Patrol Boat Market:
• Target Markets: military, patrol
 and coast guard vessels from 30’
 to 90’, diesel powered
• Products: Transmissions,
 Surface Drives, Propellers,
 Steering/Thruster/Trim Systems,
 Water Jets, Controls, EJS
• Channels: Engine OEMs &
 dealers, naval authorities & boat
 builders
• Customers: CAT, CMD, MAN,
 MTU, Volvo / Indian Navy/Coast
 Guard, Israeli Navy, Turkish
 Coast Guard, USCG, US Navy,
 RCMP
• Competition: ZF / Kamewa
Appendix III

Twin Disc, Incorporated
April 27, 2011

QuickShift®
Transmissions
EJS®/Electronic
Controls
Bow Thrusters
Anchor Winches
Gangways
Trim Tabs, Stern Thrusters
Power Steering
Marine Transmissions, Propulsion & Boat Management Systems
Corporate Profile - Market Diversity
We have been very successful “bundling” more marine products
 • Increasing content and value on each vessel
 • Working directly with the shipyards
 • Industry expert on vessel performance and handling
Appendix IV

Twin Disc, Incorporated
April 27, 2011

Corporate Profile - Market Diversity
Industrial Products:

• Target Market:  Heavy duty
 industrial disconnect applications
• Products: Mechanical & hydraulic
 clutches, PTOs & pump mount
 drives, 100 - 2,500 HP
• Channels: Distribution & OEMs
• Customers: Bandit, Morbark,
 Peterson Pacific / OEM engine
 dealers
• Competitors: Funk, NACD, PT
 Tech, Stiebel, Transfluid, WPT
Appendix V

Twin Disc, Incorporated
April 27, 2011

Corporate Profile - Market Diversity
Industrial Transmissions:

• Target Market:  Off-highway and
 all-terrain specialty vehicles,
 diesel powered
• Products: Powertrain
 components - 400 to 3,000 HP
• Channel: OEM vehicle mfrs.
• Customers: BAE, Rosenbauer,
 Oshkosh, Tatra / BJ Services,
 Cisco High-Lift, Crown Energy,
 Enerflo, Fractec, MG Bryan,
 Trican, Tai’an, Zoomlion
• Competitors: Allison, ZF
Appendix VI

Twin Disc, Incorporated
April 27, 2011

$ millions
% sales
* See Appendix X for reconciliation of TTM figures to reported figures.
Appendix VII

Twin Disc, Incorporated
April 27, 2011

Non-GAAP Financial Disclosures
Non-GAAP Financial Disclosures
Financial information excluding the impact of certain significant items in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles (“GAAP”). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-
GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company’s business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this presentation are made alongside the most directly comparable GAAP measures.
Definition - Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)
The sum of, net earnings and adding back provision for income taxes, interest expense, depreciations and amortization expenses: this is a financial measure of the profit generated excluding the above mentioned items.
Appendix VIII

Twin Disc, Incorporated
April 27, 2011

Reconciliation of Net Earnings to EBITDA
* See Appendix X for reconciliation of TTM figures to reported figures.
Appendix IX

Twin Disc, Incorporated
April 27, 2011

Reconciliation of TTM Data to Reported Quarterly Figures
Appendix X

Twin Disc, Incorporated
April 27, 2011

Fiscal Year Condensed Consolidated Statements of Operations
Appendix XI

Twin Disc, Incorporated
April 27, 2011

3rd Fiscal Qtr Condensed Consolidated Statements of Operations
Appendix XII

Twin Disc, Incorporated
April 27, 2011

YTD Condensed Consolidated Statements of Operations
(first nine months of the fiscal year)
Appendix XIII

Twin Disc, Incorporated
April 27, 2011

$317
$243
$332
$296
Net Sales by Segment
Appendix XIV
$228
$213
(9 months)

Twin Disc, Incorporated
April 27, 2011

Net Earnings by Segment (before Corporate Expense)
Appendix XV
(9 months)

Twin Disc, Incorporated
April 27, 2011

$ millions
% sales
Operating Cash Flows - Fiscal Year
Appendix XVI

Twin Disc, Incorporated
April 27, 2011

Express Joystick System® in Action
Go to http://www.twindisc.com/MarineProducts/EJS.html to see the new revolutionary Twin Disc Express Joystick System® in action.

Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™